Exhibit 32.1

Chief Executive Officer Certification (Section 906)

CERTIFICATION PURSUANT TO
18 U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned President, Chief Executive Officer and Chief Financial Officer of Tidelands Oil & Gas Corporation, (the "Company"), hereby certify that to the best of my knowledge, the Quarterly Report on Form 10-Q/A of the Company for the period ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Date: January 23, 2008	By:	/s/ James B. Smith
James B. Smith President, CEO (Principal Executive Officer), CFO (Principal Financial and Accounting Officer)